EXHIBIT 99.6

Consent of Independent Auditors

We consent to the incorporation by reference in the registration statements on Form S-8 (Nos. 333-111841, 333-111830, 333-38896, 333-61284, 333-61278, 333-72704 and 333-89696) of ValueClick, Inc. of our report dated March 7, 2003, with respect to the balance sheet of Commission Junction, Inc. as of December 31, 2002, and the related statements of operations, stockholders’ deficit and cash flows for the year then ended, which report appears in the Form 8-K/A of ValueClick, Inc. dated February 19, 2004

/S/ PricewaterhouseCoopers LLP

Los Angeles, California
February 19, 2004